UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2018

AQUANTIA CORP.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38270	20-1199709
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

105 E. Tasman Drive San Jose, California		95134
(Address of Principal Executive Offices)		(Zip Code)

(408) 238-8300

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 2.02  Results of Operations and Financial Condition.

On April 26, 2018, Aquantia Corp. (the “Company”) issued a press release announcing its financial results for the first quarter ended March 31, 2018. A copy of the press release is furnished as Exhibit 99.1 to this report and incorporated by reference.

Information in this Item 2.02 and Exhibit 99.1 of this report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information shall not be deemed incorporated by reference into any other filing with the Securities and Exchange Commission made by the Company, whether made before or after today’s date, regardless of any general incorporation language in such filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 25, 2018, the Compensation Committee (the “Committee”) of the Board of Directors of the Company approved the target incentive percentage for its principal executive officer and named executive officers for the 2018 cash incentive plan.  On the same day, the Board of Directors approved granting of the following restricted stock awards for its principal executive officer and named executive officers.  Mr. Parvarandeh, our Chief Operating Officer’s target incentive percentage previously filed on our Form 8-K dated January 15, 2018 remained unchanged at 50%. Both approved target incentive percentage and the number of restricted stock awards are as set forth in the table below:

Name	Title	Target Incentive %	Restricted stock grant
Faraj Aalaei	President and Chief Executive Officer	100	190,000
Mark Voll	Chief Financial Officer	50	44,500
Kamal Dalmia	SVP, Sales and Marketing	60	60,000

Departure of Senior Vice President, Sales and Marketing

On April 25, 2018, Mr. Kamal Dalmia notified the Company of his resignation from his position of Senior Vice President, Sales and Marketing of the Company.  Mr. Dalmia will remain an employee of the Company through June 1, 2018.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

        99.1 Press Release issued by Aquantia Corp., dated April 26, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AQUANTIA CORP.

Date: April 26, 2018	By:	/s/ Mark Voll
Mark Voll
Chief Financial Officer